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                              Janus Adviser Series

                     Janus Adviser International Growth Fund

                       Supplement dated December 22, 2008
                       to Currently Effective Prospectuses

Effective December 22, 2008, Janus Adviser International Growth Fund will reopen to new investors.

                Please retain this Supplement with your records.